UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2018
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Cushman & Wakefield plc
(Exact name of registrant as specified in its charter)

England and Wales	001-38611	98-1193584
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

125 Old Broad Street London, United Kingdom EC2N 1AR
(Address of principal executive offices) (Zip Code)

+44 20 3296 3000
(Registrant's telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

This Current Report on Form 8-K is filed by Cushman & Wakefield, plc., an England and Wales corporation (the “Company”), in connection with the matters described herein.
Item 2.02  Results of Operations and Financial Condition.
On November 13, 2018, the Company issued a press release reporting its financial results for the third quarter of 2018. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained herein, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01  Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1 *	Press Release of Financial Results for the Third Quarter of 2018

* Furnished herewith.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUSHMAN & WAKEFIELD plc

Date: November 13, 2018
/s/ Duncan Palmer
Duncan Palmer
Chief Financial Officer